UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

ELSINORE SERVICES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-54002	27-0289010
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

4201 Connecticut Avenue, N.W., Suite 407, Washington, D.C. 20008
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 609-7756

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2012, Mr. William Todd Mason notified the Board of Directors of Elsinore Services, Inc. (the “Company”) of his resignation as a Director of the Company, effective immediately.  Mr. Mason is resigning to pursue other interests, and not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

A copy of Mr. Mason’s resignation letter is furnished as Exhibit 99.1 hereto.

Item 9.01.                                   Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Resignation Letter dated September 27, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELSINORE SERVICES, INC.

Dated: October 30, 2012	By:	/s/ Arne Dunhem
Arne Dunhem, Chief Executive Officer